UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 2, 2023
MGM Resorts International
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

MGM Resorts International (the “Company”) held its annual meeting of stockholders on May 2, 2023 (the “Annual Meeting”), at which stockholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors

Director	For	Against	Abstain
Barry Diller	195,080,323	29,572,071	305,652
Alexis M. Herman	206,841,762	17,907,797	208,487
William J. Hornbuckle	222,814,434	1,931,271	212,341
Mary Chris Jammet	222,581,416	2,075,284	301,346
Joey Levin	199,621,635	25,114,513	221,898
Rose McKinney-James	215,891,021	8,857,083	209,942
Keith A. Meister	223,353,538	1,387,214	217,294
Paul Salem	221,166,031	3,574,144	217,871
Jan G. Swartz	218,097,165	6,555,775	305,106
Daniel J. Taylor	206,454,991	18,287,421	215,634
Ben Winston	223,957,481	780,384	220,181

Broker Non-Votes: 101,013,110 for each of Mr. Diller, Ms. Herman, Mr. Hornbuckle, Ms. Jammet, Mr. Levin, Ms. McKinney-James, Mr. Meister, Mr. Salem, Ms. Swartz, Mr. Taylor and Mr. Winston.

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of Deloitte & Touche LLP, as the Independent Registered Public Accounting Firm for the year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
316,907,916	8,822,018	241,222

Broker Non-Votes: N/A

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

FOR	AGAINST	ABSTAIN
214,569,305	9,931,436	457,305

Broker Non-Votes: 101,013,110

The foregoing Proposal 3 was approved.

Proposal 4: To approve, on an advisory basis, one year as the frequency with which the Company conducts advisory votes on executive compensation.

1 Year	2 Years	3 Years	ABSTAIN
218,955,993	295,366	5,347,810	358,877

Broker Non-Votes: 101,013,110

The foregoing Proposal 4 was approved. Based on these results, the Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: May 5, 2023	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary